EXHIBIT 10.30

LOCK-UP AGREEMENT

________, 2026

Maxim Group LLC,

acting as representative to the several underwriters:

Re: Underwriting Agreement, dated _______, 2026 (the “Underwriting Agreement”), by and between Blue Hat Interactive Entertainment Technology (the “Company”) and Maxim Group LLC, acting as representative (the “Representative”) of the several underwriters (collectively, the “Underwriters”)

Ladies and Gentlemen:

The undersigned irrevocably agrees with the Representative that, from the date hereof until six (6) months following the Closing Date (as defined in the Underwriting Agreement) (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate (as defined in the Underwriting Agreement) of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any ordinary shares of the Company, par value $0.0000001 per share (the “Ordinary Shares”) or securities convertible, exchangeable or exercisable into, Ordinary Shares of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the undersigned hereby authorizes the Company to impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this letter agreement. The Representative may consent to an early release from the Restriction Period if, in its sole and absolute discretion, the market for the Securities would not be adversely impacted by sales and in cases of financial emergency.

Notwithstanding anything herein to the contrary, if (1) the closing of the offering of the Securities has not occurred prior to ________, 2026, (2) the Company notifies the Representative in writing prior to the execution of the Underwriting Agreement that it does not intend to proceed with the offering of the Securities, or (3) the Underwriting Agreement (other than any provision thereof which is expressed to survive termination) shall terminate, this agreement shall be of no further force or effect and the undersigned shall be released from all restrictions hereunder.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities, provided that the Company receives a signed lock-up letter agreement (in the form of this letter agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer,:

i)	as a bona fide gift or gifts;

ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or shareholders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust;

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement; or

viii)	to cover the payment of the exercise prices or the payment of taxes associated with the exercise or vesting of equity awards that were issued under any equity compensation plan of the Company;

In addition, notwithstanding the foregoing, this letter agreement shall not restrict the delivery of Ordinary Shares to the undersigned upon (i) exercise any options granted under any employee benefit plan of the Company; provided that any Ordinary Shares or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this letter agreement, (ii) issuance in connection with the transaction consummated under agreements for the purchase of gold or (iii) the exercise, conversion, or exchange of outstanding securities of the Company; provided that such Ordinary Shares delivered to the undersigned in connection with such exercise, conversion or exchange are subject to the restrictions set forth in this letter agreement.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to each Underwriter to perform under the Underwriting Agreement and that each Underwriter (which shall be a third party beneficiary of this letter agreement) shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Underwriting Agreement.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Representative and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and, to the extent permitted by law, consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Underwriting Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this letter agreement does not intend to create any relationship between the undersigned and each Underwriter and that no issuance or sale of the Securities is created or intended by virtue of this letter agreement.

This letter agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Underwriters. This letter agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person.

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This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

Blue Hat Interactive Entertainment Technology

Name:
Title: